UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 22, 2011

CHINA GREEN MATERIAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-15683 (Commission File Number)	88-0381646 (IRS Employer Identification No.)

No. 1 Yantai Third Road, Centralism Area, Haping Road,
Harbin Economic and Technological Development Zone
Harbin, Heilongjiang Province, People’s Republic of China, 150060
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 00-86-451-5175 0888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 4.01                      Changes in Registrant’s Certifying Accountant.

(a)  Dismissal of Goldman Kurland and Mohidin LLP.  On April 22, 2011, China Green Material Technologies, Inc. (the “Registrant”) notified Goldman Kurland and Mohidin LLP (“GKM”) that the Registrant was dismissing GKM as its independent registered public accounting firm, effective immediately.  The dismissal of GKM as the Registrant’s independent registered public accounting firm was approved by the Audit Committee of the Registrant’s Board of Directors and was ratified by the Registrant’s Board of Directors.

GKM’s report on the Registrant’s financial statements for the fiscal year ended December 31, 2010 did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended December 31, 2010, and during the subsequent interim period through April 22, 2011, there were no disagreements between the Registrant and GKM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GKM, would have caused GKM to make reference to the subject matter of the disagreements in connection with its reports on the Registrant’s financial statements for such periods.  During the fiscal year ended December 31, 2010, and during the subsequent interim period through April 22, 2011, there were no “reportable events,” as defined in Regulation S-K Item 304(a)(1)(v).

The Registrant has provided GKM with a copy of the disclosures set forth in this part (a) of this Item 4.01 and has requested that GKM furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether GKM agrees with such disclosures and, if not, stating the respects in which it does not agree. A copy of the letter from GKM is filed herewith as Exhibit 16.1.

(b) Engagement of Marcum Bernstein & Pinchuk LLP.  On April 27, 2011, the Registrant engaged Marcum Bernstein & Pinchuk LLP (“MBP”) to serve as the Registrant’s independent registered public accounting firm to audit the Registrant’s consolidated financial statements for the Registrant’s fiscal year ending December 31, 2011 and to issue a report on the Registrant’s fiscal 2011 financial statements.  The decision to engage MBP was approved by the Audit Committee of the Registrant’s Board of Directors and was ratified by the Registrant’s Board of Directors.  During the past two fiscal years, and during the subsequent interim period through April 27, 2011, the Registrant did not consult MBP (or any predecessor firm including Marcum LLP and Bernstein & Pinchuk LLP) with respect to any of the matters or events listed in Regulation S-K Item 304(a)(2).

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit 16.1	Letter from Goldman Kurland and Mohidin LLP dated April 22, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA GREEN MATERIAL TECHNOLOGIES, INC.

Date: April 28, 2011	By:	/s/ Zhonghao Su
Zhonghao Su, Chief Executive Officer